                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference into the UroCor, Inc. Registration Statement on Form S-8 relating to the UroCor, Inc. 1997 Non-Employee Director Stock Option Plan of our report dated January 28, 1998, included in UroCor, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



                                                          ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
June 25, 1998